Exhibit 10.24.2
BHC Interim Funding III, L.P.
444 Madison Avenue, 25th Floor
New York, New York 10022
July 21, 2009
DRI CORPORATION
13760 Noel Road, Suite 830
Dallas, Texas 75240
Gentlemen:
     Reference is made to the Loan and Security Agreement, dated as of June 30, 2008 (as amended, modified or supplemented from time to time, the “Loan Agreement”), by and among DIGITAL RECORDERS, INC., a North Carolina corporation (“Digital”), TWINVISION OF NORTH AMERICA, INC., a North Carolina corporation (“TwinVision” and, together with Digital, the “Borrowers”), DRI CORPORATION, a North Carolina corporation (“Guarantor” and, together with the Borrowers, the “Loan Parties”) and BHC INTERIM FUNDING III, L.P., a Delaware limited partnership (“Lender”). Terms which are capitalized in this letter and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
     As a condition to the Lender entering into the Loan Agreement, Mobitec AB and Lender entered into that certain Quota Pledge Agreement, dated as of August 18, 2008 (the “Brazil Pledge”), pursuant to which, Mobitec AB pledged its shares in Mobitec Brazil to the Lender.
     The Loan Parties have advised the Lender that Mobitec AB intends to acquire through a subsidiary thereof, the remaining 50% of the equity interest (the “Demore Shares”) currently held by Roberto Juventino Demore and Lorena Giusti Demore (collectively, the “Demores”) in Mobitec Brazil as described in that certain Memorandum from Barbosa, Mussnich & Aragao, dated as of July 14, 2009 (the “Memorandum”), attached hereto as Exhibit A. According to the Memorandum, certain transactions (the “Transactions”) will take place in order to effect the purchase of the Demore Shares.
     The Loan Parties acknowledge that the Transactions will result in the occurrence of certain Events of Default (the “Transaction Defaults”) and have requested that Lender consent to the Transactions and waive the Transaction Defaults. Lender hereby consents to the Transactions and waives the Transaction Defaults. The Loan Parties and Lender hereby agree to enter into such amendments to the Loan Agreement, the Brazil Pledge and the other Loan Documents, as the Lender may reasonably require in connection with the Transactions (such amendments to be in form and substance reasonably satisfactory to the Lender) no later than July 31, 2009. The failure to enter into such amendments by such date, shall be deemed to be an Event of Default under the Loan Agreement and shall entitle the Lender to exercise rights and remedies set forth therein.
     The Loan Parties represent and warrant that after giving effect to this letter agreement (i) the representations and warranties contained in the Loan Agreement (other than such representations and warranties that are not true and correct solely as a result of the Transactions)

are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date) and (ii) no Event of Default or Default (other than the Transaction Defaults) will have occurred and be continuing on and as of the date hereof.
     This letter agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute one and the same instrument.
     This letter agreement shall become effective when Lender shall have received executed counterparts of this letter agreement which, when taken together, bear the signatures of Lender and the Loan Parties.
     This letter agreement shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Loan Parties to any future consents or waivers regarding similar matters or otherwise.
     Except as otherwise provided herein, this letter does not constitute a waiver or modification of any provision of the Loan Agreement or a waiver of any Default or Event of Default, whether or not known to Lender. All terms of the Loan Agreement remain in full force and effect.
     If the foregoing accurately sets forth the Loan Parties’ understanding of the agreement between Lender and the Loan Parties with respect to the subject matter contained herein, and is acceptable to the Loan Parties, the Loan Parties should sign below to so indicate. This letter agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York.
[Signatures on following page]

Very truly yours,
BHC INTERIM FUNDING III, L.P.,

By:	BHC Interim Funding Management III, L.P.,
its General Partner
By:	BHC Investors III, L.L.C.,
its Managing Member
By:	GHH Holdings III, L.L.C.

By:	/s/ Gerald H. Houghton
	Name:	Gerald H. Houghton
	Title:	Managing Member

Read and Agreed to:

DIGITAL RECORDERS, INC.

By: Name:	/s/ David L. Turney David L. Turney
Title:	CEO, President

TWINVISION OF NORTH AMERICA, INC.

By:	/s/ David L. Turney

Name:	David L. Turney
Title:	CEO, President

DRI CORPORATION

By:	/s/ David L. Turney

Name:	David L. Turney
Title:	CEO, President
Signature Page to Letter Agreement (Brazil Share Purchase)